EXHIBIT 10.1
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          BOSTON SCIENTIFIC CORPORATION 401(K) RETIREMENT SAVINGS PLAN
                                     FORM OF
                                 FIFTH AMENDMENT
                                 ---------------

           Pursuant to Section 10.1 of the Boston Scientific Corporation 401(k) Retirement Savings Plan (the "Plan"), Boston Scientific Corporation hereby amends the Plan, effective as of January 1, 2001 as follows:

           1. Section 3.7A of the Plan is hereby amended by inserting the following new subsection (c) thereunder:

                     "(c) The Participating Employers shall contribute to the
                Plan such other amounts as the Board of Directors determines on behalf of certain eligible Participants as set forth on Schedule
                C. Such contributions shall be made in cash and shall be allocated to an employer contribution Account of each eligible Participant as set forth on Schedule C."

           2. Article 6 of the Plan is hereby amended by inserting the following new section 6.2C:

                "6.2C. WITHDRAWAL OF EMPLOYEE CONTRIBUTIONS. A Participant who is an Employee may make a withdrawal from his or her Employee Contribution Account for any reason upon such prior notice and in accordance with such procedures as the Committee may prescribe. Any such withdrawal shall be in the amount specified by the Participant in accordance with procedures prescribed by the Committee, up to the value of the Participant's Employee Contribution Account determined as of the Valuation Date that authorized distribution directions are received by the Trustee. Payment to the Participant shall be made as soon as practicable following such receipt of distribution directions."

           3. Section 14.17 of the Plan is amended by deleting such section in its entirety and by substituting the following therefor:

           "14.17 'ENTRY DATE' means the first day of each pay period during the Plan Year."

           4. Schedule C of the Plan is hereby amended by adding the following at the end thereof:

                                   "Special Year 2000 Contributions

                               Pursuant to Section 3.7A(c), for the 2000 Plan
                     Year, the Participating Employers made a special contribution on behalf of certain Participants (as listed below) in the amounts indicated:

                     Participant                       Amount

                     -----------------------           $-----------

                     -----------------------           $-----------

                     -----------------------           $-----------

                     -----------------------           $-----------

                     -----------------------           $-----------

                     -----------------------           $-----------


           5. It is hereby reaffirmed that the Plan is renamed the Boston Scientific Corporation 401(k) Retirement Savings Plan and all references in the Plan to the "Boston Scientific Corporation

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                401(k) Savings Plan" are hereby changed to the "Boston
                Scientific Corporation 401(k) Retirement Savings Plan."


           IN WITNESS WHEREOF, Boston Scientific Corporation has caused this Fifth Amendment to be executed in its name and on its behalf this __ day of July, 2001.

                                      BOSTON SCIENTIFIC CORPORATION

                                      By:  _______________________________


                                      Title:  ______________________________